UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 9, 2005

Luminent Mortgage Capital, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	012-36309	06-1694835
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Market, Spear Tower, 30th Floor, San Francisco, California		94105
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	415 978-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Item 1.01. Entry into Material Definitive Agreements.

On December 9, 2005, the Compensation Committee of the Board of Directors of Luminent Mortgage Capital, Inc. ("Luminent") approved the payment of cash bonuses and the issuance of restricted stock awards to S. Trezevant Moore, Jr., the President and Chief Operating Officer of Luminent, and Christopher J. Zyda, the Senior Vice President and Chief Financial Officer of Luminent, in respect of 2005 as follows:

S. Trezevant Moore, Jr.:
Cash Bonus: $300,000
Restricted Stock Award: 32,000 shares, three-year vesting

Christopher J. Zyda:
Cash Bonus: $350,000
Restricted Stock Award: 14,000 shares, three-year vesting

The Compensation Committee also approved a restricted stock award to Gail P. Seneca, the Chairman of the Board and Chief Executive Officer of Luminent, effective January 1, 2006 in connection with the employment agreement described below between Ms. Seneca and Luminent, in the amount of 300,000 shares of Luminent common stock, which award will vest in three equal annual installments commencing on the effective date provided that Ms. Seneca continues to serve as Chief Executive Officer through December 31, 2007 or as non-executive Chairman of the Board through December 31, 2008.

Also, on December 9, 2005, the Compensation Committee approved the execution of the employment agreements between Luminent and each of Ms. Seneca, Mr. Moore and Mr. Zyda effective as of January 1, 2006. The material terms of these employment agreements are as follows:

Gail P. Seneca:
Term: Three years
Base Salary for 2006: $650,000
Minimum Annual Cash Bonus for 2006: $350,000
Restricted Stock Award: 300,000 shares
Change of Control Provisions: Immediate full vesting of all restricted stock awards

S. Trezevant Moore, Jr.:
Term: Three years
Base Salary for 2006: $350,000
Minimum Annual Cash Bonus for 2006: $175,000
Expected Minimum Annual Restricted Stock Award: 10% of salary
Change of Control Provisions: Immediate full vesting of all restricted stock awards

Christopher J. Zyda:
Term: One Year
Base Salary for 2006: $250,000
Minimum Annual Cash Bonus for 2006: $125,000
Expected Minimum Annual Restricted Stock Award: 10% of salary
Change of Control Provisions: Immediate full vesting of all restricted stock awards

The Compensation Committee also approved the agreement of Luminent to purchase vested restricted stock award shares from each of these officers in such amount as are sufficient to enable each such officer to pay applicable state and federal income taxes resulting from such vesting, subject to the Compensation Committee's approval of the price per share of any such purchase prior to the consummation of any such purchase.

Copies of the employment agreements described above will be filed as exhibits to Luminent's Form 10-K Annual Report for the year ended December 31, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Luminent Mortgage Capital, Inc.

December 15, 2005	By:	/S/ Gail P. Seneca

Name: Gail P. Seneca
Title: Chairman of the Board and Chief Executive Officer